UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2017

Central Index Key Number of the issuing entity: 0001710798

Wells Fargo Commercial Mortgage Trust 2017-C39

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-17	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.	Other Events.

On or about August 22, 2017, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2017-C39 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about August 22, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty-four (64) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 10, 2017, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 10, 2017, between the Registrant and Barclays; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 10, 2017, between the Registrant and Argentic; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of August 10, 2017, between the Registrant and Natixis; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of August 10, 2017, between the Registrant, Basis and Basis Investment Group LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Natixis Securities Americas LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 10, 2017, between the Registrant, the Dealers, as underwriters, and Wells Fargo and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of August 10, 2017, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo. The Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 11, 2017 and filed with the Securities and Exchange Commission on August 22, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled 245 Park Avenue Trust 2017-245P, Commercial Mortgage Pass-Through Certificates, Series 2017-245P was issued by 245 Park Avenue Trust 2017-245P, pursuant to a Trust and Servicing Agreement, dated as of May 30, 2017 (the “245 Park Avenue Trust and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor. Pursuant to the Pooling and Servicing Agreement, the 245 Park Avenue Whole Loan is a Non-Serviced Whole Loan, the 245 Park Avenue Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the 245 Park Avenue Whole Loan is governed by the 245 Park Avenue Trust and Servicing Agreement and by the 245 Park Avenue Intercreditor Agreement (as defined below). The 245 Park Avenue Trust and Servicing Agreement is attached hereto as Exhibit 99.6.

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Prior to the Closing Date, a series of mortgage pass-through certificates, entitled CSMC 2017-MOON, Commercial Mortgage Pass-Through Certificates, Series 2017-MOON was issued by CSMC 2017-MOON, pursuant to a Trust and Servicing Agreement, dated as of July 6, 2017 (the “CSMC 2017-MOON Trust and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor. Pursuant to the Pooling and Servicing Agreement, the Two Independence Square Whole Loan is a Non-Serviced Whole Loan, the Two Independence Square Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Two Independence Square Whole Loan is governed by the CSMC 2017-MOON Trust and Servicing Agreement and by the Two Independence Square Intercreditor Agreement (as defined below). The CSMC 2017-MOON Trust and Servicing Agreement is attached hereto as Exhibit 99.7.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Trust 2017-H1, Commercial Mortgage Pass-Through Certificates, Series 2017-H1 was issued by Morgan Stanley Capital I Trust 2017-H1, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “MSC 2017-H1 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, each of the Yeshiva University Portfolio Whole Loan and the iStar Leased Fee Portfolio Whole Loan is a Non-Serviced Whole Loan, each of the Yeshiva University Portfolio Mortgage Loan and the iStar Leased Fee Portfolio Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Yeshiva University Portfolio Whole Loan and the iStar Leased Fee Portfolio Whole Loan are governed by the MSC 2017-H1 Pooling and Servicing Agreement and respectively by the Yeshiva University Portfolio Intercreditor Agreement (as defined below) and the iStar Leased Fee Portfolio Intercreditor Agreement (as defined below). The MSC 2017-H1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled DBJPM 2017-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C6 was issued by DBJPM 2017-C6 Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “DBJPM 2017-C6 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Starwood Capital Group Hotel Portfolio Whole Loan is a Non-Serviced Whole Loan, the Starwood Capital Group Hotel Portfolio Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Starwood Capital Group Hotel Portfolio Whole Loan is governed by the DBJPM 2017-C6 Pooling and Servicing Agreement and by the Starwood Capital Group Hotel Portfolio Intercreditor Agreement (as defined below). The DBJPM 2017-C6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Del Amo Fashion Center Trust 2017-AMO, Commercial Mortgage Pass-Through Certificates, Series 2017-AMO was issued by Del Amo Fashion Center Trust 2017-AMO, pursuant to a Trust and Servicing Agreement, dated as of June 20, 2017 (the “DAFC 2017-AMO Trust and Servicing Agreement”), between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor. Pursuant to the Pooling and Servicing Agreement, the Del Amo Fashion Center Whole Loan is a Non-Serviced Whole Loan, the Del Amo Fashion Center Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Del Amo Fashion Center Whole Loan is governed by the DAFC 2017-AMO Trust and Servicing Agreement and by the Del Amo Fashion Center Intercreditor Agreement (as defined below). The DAFC 2017-AMO Trust and Servicing Agreement is attached hereto as Exhibit 99.10.

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Prior to the Closing Date, a series of mortgage pass-through certificates, entitled JPMCC Commercial Mortgage Securities Trust 2017-JP7, Commercial Mortgage Pass-Through Certificates, Series 2017-JP7 was issued by JPMCC Commercial Mortgage Securities Trust 2017-JP7, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2017 (the “JPMCC 2017-JP7 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the First Stamford Place Whole Loan is a Non-Serviced Whole Loan, the First Stamford Place Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the First Stamford Place Whole Loan is governed by the JPMCC 2017-JP7 Pooling and Servicing Agreement and by the First Stamford Place Intercreditor Agreement (as defined below). The JPMCC 2017-JP7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.11.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled CSAIL 2017-C8 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C8 was issued by CSAIL 2017-C8 Commercial Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “CSAIL 2017-C8 Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Marble Hall Gardens Whole Loan is a Non-Serviced Whole Loan, the Marble Hall Gardens Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Marble Hall Gardens Whole Loan is governed by the CSAIL 2017-C8 Pooling and Servicing Agreement and by the Marble Hall Gardens Intercreditor Agreement (as defined below). The CSAIL 2017-C8 Pooling and Servicing Agreement is attached hereto as Exhibit 99.12.

The holders of the promissory notes evidencing the 225 & 233 Park Avenue South Whole Loan (the “225 & 233 Park Avenue South Noteholders”) entered into an agreement between note holders, dated as of June 27, 2017 (the “225 & 233 Park Avenue South Intercreditor Agreement”), between the 225 & 233 Park Avenue South Noteholders, which sets forth the respective rights of each 225 & 233 Park Avenue South Noteholder. The 225 & 233 Park Avenue South Intercreditor Agreement is attached hereto as Exhibit 99.13.

The holders of the promissory notes evidencing the Lakeside Shopping Center Whole Loan (the “Lakeside Shopping Center Noteholders”) entered into an agreement between note holders, dated as of August 22, 2017 (the “Lakeside Shopping Center Intercreditor Agreement”), between the Lakeside Shopping Center Noteholders, which sets forth the respective rights of each Lakeside Shopping Center Noteholder. The Lakeside Shopping Center Intercreditor Agreement is attached hereto as Exhibit 99.14.

The holders of the promissory notes evidencing the Long Island Prime Portfolio - Uniondale Whole Loan (the “Long Island Prime Portfolio – Uniondale Noteholders”) entered into an agreement between note holders, dated as of June 6, 2017 (the “Long Island Prime Portfolio – Uniondale Intercreditor Agreement”), between the Long Island Prime Portfolio – Uniondale Noteholders, which sets forth the respective rights of each Long Island Prime Portfolio – Uniondale Noteholder. The Long Island Prime Portfolio – Uniondale Intercreditor Agreement is attached hereto as Exhibit 99.15.

The holders of the promissory notes evidencing the Columbia Park Shopping Center Whole Loan (the “Columbia Park Shopping Center Noteholders”) entered into an agreement between note holders, dated as of August 4, 2017 (the “Columbia Park Shopping Center Intercreditor Agreement”), between the Columbia Park Shopping Center Noteholders, which sets forth the respective rights of each Columbia Park Shopping Center Noteholder. The Columbia Park Shopping Center Intercreditor Agreement is attached hereto as Exhibit 99.16.

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The holders of the promissory notes evidencing the 245 Park Avenue Whole Loan (the “245 Park Avenue Noteholders”) entered into a co-lender agreement, dated as of May 30, 2017 (the “245 Park Avenue Intercreditor Agreement”), between the 245 Park Avenue Noteholders, which sets forth the respective rights of each 245 Park Avenue Noteholder. The 245 Park Avenue Intercreditor Agreement is attached hereto as Exhibit 99.17.

The holders of the promissory notes evidencing the Two Independence Square Whole Loan (the “Two Independence Square Noteholders”) entered into a co-lender agreement, dated as of July 13, 2017 (the “Two Independence Square Intercreditor Agreement”), between the Two Independence Square Noteholders, which sets forth the respective rights of each Two Independence Square Noteholder. The Two Independence Square Intercreditor Agreement is attached hereto as Exhibit 99.18.

The holders of the promissory notes evidencing the Yeshiva University Portfolio Whole Loan (the “Yeshiva University Portfolio Noteholders”) entered into a co-lender agreement, dated as of April 21, 2017 (the “Yeshiva University Portfolio Intercreditor Agreement”), between the Yeshiva University Portfolio Noteholders, which sets forth the respective rights of each Yeshiva University Portfolio Noteholder. The Yeshiva University Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.19.

The holders of the promissory notes evidencing the Starwood Capital Group Hotel Portfolio Whole Loan (the “Starwood Capital Group Hotel Portfolio Noteholders”) entered into a co-lender agreement, dated as of June 29, 2017 (the “Starwood Capital Group Hotel Portfolio Intercreditor Agreement”), between the Starwood Capital Group Hotel Portfolio Noteholders, which sets forth the respective rights of each Starwood Capital Group Hotel Portfolio Noteholder. The Starwood Capital Group Hotel Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.20.

The holders of the promissory notes evidencing the University Center Chicago Whole Loan (the “University Center Chicago Noteholders”) entered into an agreement between note holders, dated as of July 20, 2017 (the “University Center Chicago Intercreditor Agreement”), between the University Center Chicago Noteholders, which sets forth the respective rights of each University Center Chicago Noteholder. The University Center Chicago Intercreditor Agreement is attached hereto as Exhibit 99.21.

The holders of the promissory notes evidencing the Del Amo Fashion Center Whole Loan (the “Del Amo Fashion Center Noteholders”) entered into a co-lender agreement, dated as of May 12, 2017 (the “Del Amo Fashion Center Intercreditor Agreement”), between the Del Amo Fashion Center Noteholders, which sets forth the respective rights of each Del Amo Fashion Center Noteholder. The Del Amo Fashion Center Intercreditor Agreement is attached hereto as Exhibit 99.22.

The holders of the promissory notes evidencing the Cleveland East Office Portfolio Whole Loan (the “Cleveland East Office Portfolio Noteholders”) entered into an agreement between note holders, dated as of August 4, 2017 (the “Cleveland East Office Portfolio Intercreditor Agreement”), between the Cleveland East Office Portfolio Noteholders, which sets forth the respective rights of each Cleveland East Office Portfolio Noteholder. The Cleveland East Office Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.23.

The holders of the promissory notes evidencing the First Stamford Place Whole Loan (the “First Stamford Place Noteholders”) entered into a co-lender agreement, dated as of July 31, 2017 (the “First Stamford Place Intercreditor Agreement”), between the First Stamford Place Noteholders, which sets forth the respective rights of each First Stamford Place Noteholder. The First Stamford Place Intercreditor Agreement is attached hereto as Exhibit 99.24.

The holders of the promissory notes evidencing the iStar Leased Fee Portfolio Whole Loan (the “iStar Leased Fee Portfolio Noteholders”) entered into an agreement between note holders, dated as of March 30, 2017 (the “iStar Leased Fee Portfolio Intercreditor Agreement”), between the iStar Leased Fee Portfolio Noteholders, which sets forth the respective rights of each iStar Leased Fee Portfolio Noteholder. The iStar Leased Fee Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.25.

The holders of the promissory notes evidencing the Crowne Plaza JFK Whole Loan (the “Crowne Plaza JFK Noteholders”) entered into an agreement between note holders, dated as of June 8, 2017 (the “Crowne Plaza JFK Intercreditor Agreement”), between the Crowne Plaza JFK Noteholders, which sets forth the respective rights of each Crowne Plaza JFK Noteholder. The Crowne Plaza JFK Intercreditor Agreement is attached hereto as Exhibit 99.26.

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The holders of the promissory notes evidencing the Hilton Garden Inn Chicago/North Loop Whole Loan (the “Hilton Garden Inn Chicago/North Loop Noteholders”) entered into an agreement between note holders, dated as of June 27, 2017 (the “Hilton Garden Inn Chicago/North Loop Intercreditor Agreement”), between the Hilton Garden Inn Chicago/North Loop Noteholders, which sets forth the respective rights of each Hilton Garden Inn Chicago/North Loop Noteholder. The Hilton Garden Inn Chicago/North Loop Intercreditor Agreement is attached hereto as Exhibit 99.27.

The holders of the promissory notes evidencing the Marble Hall Gardens Whole Loan (the “Marble Hall Gardens Noteholders”) entered into a co-lender agreement, dated as of June 29, 2017 (the “Marble Hall Gardens Intercreditor Agreement”), between the Marble Hall Gardens Noteholders, which sets forth the respective rights of each Marble Hall Gardens Noteholder. The Marble Hall Gardens Intercreditor Agreement is attached hereto as Exhibit 99.28.

Section 9. Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 22, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Trust and Servicing Agreement, dated as of May 30, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

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99.7	Trust and Servicing Agreement, dated as of July 6, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.8	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

99.9	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.10	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.11	Pooling and Servicing Agreement, dated as of July 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.12	Pooling and Servicing Agreement, dated as of June 1, 2017 (the “CSAIL 2017-C8 Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.13	Agreement Between Note Holders, dated as of June 27, 2017, by and between Barclays Bank PLC as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the 225 & 233 Park Avenue South Whole Loan.

99.14	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Wells Fargo Bank, as initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder, relating to the Lakeside Shopping Center Whole Loan.

99.15	Agreement Between Note Holders, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2-1 holder and initial A-2-2 holder, relating to the Long Island Prime Portfolio – Uniondale Whole Loan.

99.16	Agreement Between Note Holders, dated as of August 4, 2017, by and between SPREF WH II LLC as initial note A-1 holder and initial note A-2 holder, relating to the Columbia Park Shopping Center Whole Loan.

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99.17	Co-Lender Agreement, dated as of May 30, 2017, by and between JPMorgan Chase Bank, National Association, Natixis Real Estate Capital LLC, Société Générale, Deutsche Bank, AG, New York Branch, and Barclays Bank PLC, relating to the 245 Park Avenue Whole Loan.

99.18	Co-Lender Agreement, dated as of July 13, 2017, by and between Column Financial, Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3-A holder, initial note A-3-B holder and initial note B holder, relating to the Two Independence Square Whole Loan.

99.19	Co-Lender Agreement, dated as of April 21, 2017, by and between Argentic Real Estate Finance LLC, as note A-1 holder and note A-2 holder, and Citi Real Estate Funding Inc., as note A-3 holder and note A-4 holder, relating to the Yeshiva University Portfolio Whole Loan.

99.20	Co-Lender Agreement, dated as of June 29, 2017, by and between JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder, and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.

99.21	Agreement Between Note Holders, dated as of July 20, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the University Center Chicago Whole Loan.

99.22	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as initial note 1 holder, Barclays Bank PLC, as initial note 2 holder, Société Générale, as initial note 3 holder, and Wells Fargo Bank, National Association, as initial note 4 holder, relating to the Del Amo Fashion Center Whole Loan.

99.23	Agreement Between Note Holders, dated as of August 4, 2017, by and between SPREF WH II LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Cleveland East Office Portfolio Whole Loan.

99.24	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Wells Fargo Bank, National Association, as initial note A-2-A holder and initial note A-2-B holder, relating to the First Stamford Place Whole Loan.

99.25	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as the initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the iStar Leased Fee Portfolio Whole Loan.

99.26	Agreement Between Note Holders, dated as of June 8, 2017, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Crowne Plaza JFK Whole Loan.

99.27	Agreement Between Note Holders, dated as of June 27, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Hilton Garden Inn Chicago/North Loop Whole Loan.

99.28	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as note A-1 holder and note A-2 holder, relating to the Marble Hall Gardens Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Title:	Anthony J. Sfarra President

Dated: August 22, 2017

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 22, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of August 10, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Trust and Servicing Agreement, dated as of May 30, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

99.7	Trust and Servicing Agreement, dated as of July 6, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.8	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

99.9	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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99.10	Trust and Servicing Agreement, dated as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.11	Pooling and Servicing Agreement, dated as of July 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.12	Pooling and Servicing Agreement, dated as of June 1, 2017 (the “CSAIL 2017-C8 Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.13	Agreement Between Note Holders, dated as of June 27, 2017, by and between Barclays Bank PLC as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the 225 & 233 Park Avenue South Whole Loan.

99.14	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Wells Fargo Bank, as initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder, relating to the Lakeside Shopping Center Whole Loan.

99.15	Agreement Between Note Holders, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2-1 holder and initial A-2-2 holder, relating to the Long Island Prime Portfolio – Uniondale Whole Loan.

99.16	Agreement Between Note Holders, dated as of August 4, 2017, by and between SPREF WH II LLC as initial note A-1 holder and initial note A-2 holder, relating to the Columbia Park Shopping Center Whole Loan.

99.17	Co-Lender Agreement, dated as of May 30, 2017, by and between JPMorgan Chase Bank, National Association, Natixis Real Estate Capital LLC, Société Générale, Deutsche Bank, AG, New York Branch, and Barclays Bank PLC, relating to the 245 Park Avenue Whole Loan.

99.18	Co-Lender Agreement, dated as of July 13, 2017, by and between Column Financial, Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3-A holder, initial note A-3-B holder and initial note B holder, relating to the Two Independence Square Whole Loan.

99.19	Co-Lender Agreement, dated as of April 21, 2017, by and between Argentic Real Estate Finance LLC, as note A-1 holder and note A-2 holder, and Citi Real Estate Funding Inc., as note A-3 holder and note A-4 holder, relating to the Yeshiva University Portfolio Whole Loan.

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99.20	Co-Lender Agreement, dated as of June 29, 2017, by and between JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder, and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.

99.21	Agreement Between Note Holders, dated as of July 20, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the University Center Chicago Whole Loan.

99.22	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as initial note 1 holder, Barclays Bank PLC, as initial note 2 holder, Société Générale, as initial note 3 holder, and Wells Fargo Bank, National Association, as initial note 4 holder, relating to the Del Amo Fashion Center Whole Loan.

99.23	Agreement Between Note Holders, dated as of August 4, 2017, by and between SPREF WH II LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Cleveland East Office Portfolio Whole Loan.

99.24	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Wells Fargo Bank, National Association, as initial note A-2-A holder and initial note A-2-B holder, relating to the First Stamford Place Whole Loan.

99.25	Agreement Between Note Holders, dated as of March 30, 2017, by and between Barclays Bank PLC, as the initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the iStar Leased Fee Portfolio Whole Loan.

99.26	Agreement Between Note Holders, dated as of June 8, 2017, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Crowne Plaza JFK Whole Loan.

99.27	Agreement Between Note Holders, dated as of June 27, 2017, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Hilton Garden Inn Chicago/North Loop Whole Loan.

99.28	Co-Lender Agreement, dated as of June 29, 2017, between Natixis Real Estate Capital LLC, as note A-1 holder and note A-2 holder, relating to the Marble Hall Gardens Whole Loan.

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